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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              --------------------


       Date of Report (Date of earliest event reported): December 4, 2003

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 1-12387               76-0515284
(State or other jurisdiction of   (Commission  (I.R.S. Employer of Incorporation
 incorporation or organization)   File Number)        Identification No.)




        500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                60045
          (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 4, 2003, Tenneco Automotive Inc. announced that it has launched a transaction to refinance its existing $964 million credit facility, which was contained in a press release, a copy of which is filed under Item 7 as
Exhibit 99.1 and incorporated herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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99.1            Press release dated December 4, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO AUTOMOTIVE INC.


Date:    December 4, 2003                       By:  /s/ Kenneth R. Trammell
                                                   --------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer